UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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American Enterprise Development Corporation

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American Enterprise Development Corporation

2544 Tarpley Rd, Suite 104
Carrollton, Texas  75006

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of American Enterprise Development Corporation (the "Company"), to be held on [date], 2007, at 1:00 p.m., local time, at 2544 Tarpley Rd, Suite 104, Carrollton, Texas  75006, for the following purpose:

1.	To approve and adopt the Company's Amended and Restated Articles of Incorporation, which includes an increase in the number of authorized shares of common stock to 250,000,000;
2.	To approve our 2007 Stock Incentive Plan; and
3.	To transact any other business that properly may come before the Special Meeting.

Our board of directors has set a record date of January14, 2007 for this special meeting of the Company's shareholders.

All shareholders are encouraged to vote their shares, either by voting in person at the special meeting of shareholders or by completing, signing, dating and returning the proxy card in the enclosed, postage-paid envelope. To conduct the meeting, a majority of shares must be represented either in person or by proxy. Whether or not you plan to attend the meeting, your vote is very important to us.

We look forward to seeing you and thank you for your continued confidence and support.

Sincerely,

C. K. WILLIAMS
CEO and President
American Enterprise Development Corporation

AMERICAN ENTERPRISE DEVELOPMENT CORPORATION

2544 Tarpley Rd Suite 104
Carrollton, Texas 75006
(972) 418-0225

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON ____________, 2007

To the Shareholders of American Enterprise Development Corporation:

A special meeting of the shareholders of American Enterprise Development Corporation (the "Company") has been called by the Board of Directors. The meeting will be held at 2544 Tarpley Rd, Suite 104, Carrollton, Texas  75006 at 1:00 p.m. on ________ [DATE], 2007, for the following purpose:

1.	To approve and adopt the Company's Amended and Restated Articles of Incorporation, which includes an increase in the number of authorized shares of common stock to 250,000,000;
2.	To approve our 2007 Stock Incentive Plan; and
3.	To transact any other business that properly may come before the Special Meeting.

The proposals referred to above are discussed in the Proxy Statement attached to this Notice. You have the right to receive notice and to vote at this special shareholders meeting if you were a shareholder of record at the close of business on January 14, 2007. Each shareholder is invited to attend the meeting in person. Whether or not you expect to be present in person at the special meeting, please sign the enclosed proxy and return it promptly in the envelope provided. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify the foregoing proposals at the time of the meeting, the meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

By Order of the Board of Directors,

William Samuel Davis Chairman

[DATE], 2007

This is an important meeting and shareholders are requested to return the proxy card promptly. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. Proxies may be revoked at any time before they are exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting your shares in person.

A shareholder of the Company objecting to any proposal above is not entitled under Texas law, the Company's Articles of Incorporation or By-laws to demand payment for, and an appraisal of, his or her particular shares if the proposal is consummated over his or her objection.

AMERICAN ENTERPRISE DEVELOPMENT CORPORATION

2544 Tarpley Rd, Suite 104
Carrollton, Texas 75006

_____________________
PROXY STATEMENT
_____________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of American Enterprise Development Corporation (the "Company") for use at a special meeting of the shareholders of the Company (the "Special Meeting") to be held on ________, [DATE], 2007, 1:00 p.m. local time, at 2544 Tarpley Rd, Suite 104, Carrollton, Texas  75006 and at any adjournments thereof. This Proxy Statement and the accompanying proxy card are first being sent to shareholders on or about [DATE], 2007.

We encourage you to vote your shares, either by voting in person at the Special Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Special Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the executed proxy card, the shares covered by the proxy card will be voted for the proposal as set forth in the accompanying Notice of Special Meeting of Shareholders.

Frequently Asked Questions

What is the purpose of the Special Meeting?

At this Special Meeting, shareholders will be asked to (1) approve the Company's Amended and Restated Articles of Incorporation, which includes an increase in the number of shares of common stock the Company is authorized to issue to 250,000,000 shares; (2) approve the 2007 Stock Incentive Plan; and (3) approve any other matter that properly comes before the Special Meeting.

Why do we need more authorized shares?

As of January 2, 2007, we had issued and outstanding 47,663,331 shares of common stock, 6,000,000 shares reserved for options, and outstanding debentures that are convertible into shares of common stock based on the market value of the common stock on that date. Our board of directors believes that the increase in the authorized number of shares of common stock is important to provide enough available shares to be used in raising additional capital when needed for, among other needs, mergers and acquisitions, and other possible financings.

The unissued and unreserved shares of our common stock will also be available for any proper corporate purpose, as authorized by the Board of Directors, without further approval by our shareholders, and we do not intend to solicit further authorization for the issuance of those shares prior to issuance except as otherwise required by law. Our shareholders do not have any preemptive or other rights to purchase additional shares of our common stock. Further issuances of additional shares of common stock or securities convertible into common stock, therefore, may dilute the existing holders of our common stock.

Why do we need a 2007 Stock Incentive Plan?

The Company's 2007 Stock Incentive Plan is designed to align the interests of employees, directors and other persons selected to receive awards with those of shareholders by rewarding long-term decision-making and actions for the betterment of the Company. We believe that equity-based compensation assists in the attraction and retention of qualified employees and provides them with additional incentive to devote their best efforts to pursue and sustain the Company's superior long-term performance, enhancing the value of the Company for the benefit of its shareholders.

Who is entitled to vote?

To be able to vote, you must have been a shareholder on January 14, 2007, the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting. As of the record date, __________ shares of our common stock, par value $0.003 per share, were issued and outstanding. No shares of our preferred stock, par value $0.006 per share, were outstanding on the record date.

Our stock transfer books will remain open between the record date and the date of the Special Meeting. A list of shareholders entitled to vote at the Special Meeting will be available for inspection at our executive offices.

How many votes do I have?

Holders of common stock will vote at the Special Meeting as a single-class on all matters. Each holder of common stock is entitled to one vote per share held. As a result, a total of _____________ votes may be cast on each matter at the Special Meeting.

What is a quorum?

For business to be conducted at the Special Meeting, a quorum must be present either in person or by proxy. Holders of a majority of the outstanding shares of common stock represent a quorum. Abstentions and "broker non-votes" (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will be counted to determine whether a quorum is present for the transaction of business.

If a quorum is not present, we will adjourn the Special Meeting until we are able to obtain a quorum.

What vote is required to approve the Amended and Restated Articles of Incorporation, including the increase in the number of authorized shares?

Approval of the proposal to adopt the Amended and Restated Articles of Incorporation, which includes an increase in the number of shares we are authorized to issue requires the affirmative vote of the holders of two-thirds of the outstanding shares of common stock. Abstentions will count as votes AGAINST the proposal. Brokers and other nominees are generally empowered to vote on amendments to Articles of Incorporation and Bylaws, and therefore no broker non-votes will exist in connection with the proposal.

What vote is required to approve the 2007 Stock Incentive Plan?

The affirmative vote of the holders of a majority of the shares of common stock present or represented, and voting, at the Special Meeting is required for approval of our 2007 Stock Incentive Plan. Abstentions and broker "non-votes" are not considered to have been voted "for" or "against" this proposal and have the practical effect of reducing the number of affirmative votes required to approve the approval of the plan.

How do I vote?

You may vote by one of two ways: (i) by mail or (ii) by ballot in person at the meeting. If you are a "registered holder," that is your shares are registered in your own name through our transfer agent, you may vote by returning a completed proxy card in the enclosed postage-paid envelope. If your shares are held in "street name," that is, your shares are held in the name of a brokerage firm, bank or other nominee, in lieu of a proxy card you should receive a voting instruction form from that institution by mail. A large number of banks and brokerage firms participate in the ADP Investor Communication Services online program, which provides eligible shareholders who receive a paper copy of the proxy statement the opportunity to vote over the Internet or by telephone. If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the self-addressed, postage-paid envelope provided.

If you are a registered holder, you may also vote your shares in person at the Special Meeting. If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder (e.g., your broker) and bring it with you to the Special Meeting. We recommend that you vote your shares in advance, as described above, so that your vote will be counted if you later decide not to attend the Special Meeting.

What if I receive more than one proxy card or voting instruction form?

If you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date, and return each proxy card or voting instruction form to ensure that all of your shares will be voted. Only proxy cards and voting instruction forms that have been properly signed, dated, and timely returned will be counted in the quorum and voted.

Who will count the votes and how will my vote(s) be counted?

All votes will be tabulated by the inspector of election appointed for the Special Meeting, who will separately tabulate affirmative and negative votes, and abstentions.

If the enclosed proxy card or voting instruction form is properly signed, dated, and returned, the shares represented by that proxy card will be voted at the Special Meeting in accordance with your instructions. If you do not specify how the shares represented by your proxy card are to be voted, your shares will be voted FOR the Amended and Restated Articles of Incorporation, including the increase in the number of shares of common stock we are authorized to issue to 250,000,000, and FOR the 2007 Stock Incentive Plan. The enclosed proxy card or voting instruction form also grants the proxy holders discretionary authority to vote on any other business that may properly come before the meeting as well as any procedural matters.

Can I change my vote after I have voted?

If your shares are held in your name, you may revoke or change your vote at any time before the Special Meeting by filing a letter of revocation and another signed proxy card with a later date with our Secretary at American Enterprise Development Corporation, 2544 Tarpley Rd, Suite 104, Carrollton, Texas  75006. If you attend the Special Meeting and vote by ballot, any proxy card that you submitted previously to vote the same shares will be revoked automatically and only your vote at the Special Meeting will be counted. If your shares are held in street name, you should contact the record holder to obtain instructions if you wish to revoke or change your vote before the Special Meeting; please note that your vote in person at the Special Meeting will not be effective unless you have obtained and present a proxy card issued in your name from the record holder.

Who will bear the cost of soliciting proxies?

American Enterprise Development Corporation will bear the entire cost of soliciting proxies for the Special Meeting, including the preparation, assembly, printing and distribution of this proxy statement, the proxy card and any additional soliciting materials we furnish to shareholders. We will furnish copies of solicitation materials to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the soliciting materials to the beneficial owners. We may supplement the original solicitation of proxies by soliciting shareholders by personal contact, telephone, facsimile, email or any other means by directors, officers or employees of American Enterprise. We will not pay any additional compensation to those individuals for those services.

What is the deadline for submission of shareholder proposals?

If you wish to submit proposals to be included in our fiscal year 2006 proxy statement, we must receive such proposals at our principal executive offices not later than February 23, 2007. Proposals must satisfy the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, or the Exchange Act. In order to curtail controversy as to the date on which a proposal was received by us, we suggest that you submit your proposals by registered mail, return receipt requested, attention: President.

The deadline for providing us with timely notice of matters that you otherwise desire to introduce at our next annual meeting of shareholders, other than those that will be included in our proxy materials, is May 9, 2007. If you wish to present a proposal, but you fail to notify us by the close of business on May 9, 2007, you will not be entitled to present the proposal at the meeting. Under the rules of the Securities and Exchange Commission, or SEC, the persons chosen by us to serve as proxies will be permitted to exercise their discretionary voting authority to direct the voting of proxies on any matter submitted for a vote at the next annual meeting of shareholders if notice concerning proposal of such matter is not received on or prior to May 9, 2007. In order to curtail any controversy as to the date on which a proposal was received by us, we suggest that you submit your proposals by registered mail, return receipt requested, attention: President.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth the beneficial ownership of the Company's common stock as of December 15, 2006 for each person known to be the beneficial owner of more than 5% of the outstanding shares of the Company's common stock, not including any officers or directors of the Company:

Title of Class	Name & Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Wendell Eugene Ormiston 2544 Tarpley Rd, Suite 104, Carrollton, Texas 75006	9,000,000	18.9%
Common Stock	Marco Arce 2544 Tarpley Rd, Suite 104, Carrollton, Texas 75006	3,000,000	6.3%
Common Stock	Andre Niclolson 2544 Tarpley Rd, Suite 104, Carrollton, Texas 75006	3,000,000	6.3%
Common Stock	Jonathan Gilchrist 1240 Blalock Rd., Ste. 150 Houston, Texas 77055(1)	3,458,000(1)	7.3%

______________

(1) Mr. Gilchrist is the president and a beneficial owner of The Internet Business Factory, which owns 2,100,000 shares of our common stock; he is also the President of Goldbridge Capital, LLC, the former investment advisor to American Enterprise Development Corporation, which owns 720,000 shares of our common stock. In addition, Mr. Gilchrist owns 638,000 shares individually. He is the former Chairman and President of American Enterprise Development Corp.

The following table sets forth the beneficial ownership of the Company's common stock as of December 15, 2006 for (i) each of the Company's executive officers and directors and (ii) all of the Company's executive officers and directors as a group:

Title of Class	Name & Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	Carey Kent Williams CEO, President, Secretary and Director 2544 Tarpley Rd, Suite 104, Carrollton, Texas 75006	12,002,994 (1)	25.2%
Common Stock	William Samuel Davis Chairman of the Board 2544 Tarpley Rd, Suite 104, Carrollton, Texas 75006	9,000,000	18.9%
Common Stock	William Carmichael Director 2544 Tarpley Rd, Suite 104, Carrollton, Texas 75006	463,333	*
Common Stock	William Gerald Martin, Jr. Director 2544 Tarpley Rd, Suite 104, Carrollton, Texas 75006	2,083,771 (2)	4.4%
Common Stock	Bob Hamlin Director 2544 Tarpley Rd, Suite 104, Carrollton, Texas 75006	0	*
Common Stock	Robert Wilson Director 2544 Tarpley Rd, Suite 104, Carrollton, Texas 75006	10,000	*
Common Stock	All Officers and Directors as a Group	23,560,098	53.6%

________________

* Less than 1%.
(1) Includes 10% Convertible Debentures held by Mr. Williams' daughter that are convertible into 2,994 shares of common stock.
(2) Includes 1,200,000 shares of common stock held by the William Gerald Martin Jr. Revocable Trust, for which Mr. Martin is the trustee, 840,000 shares of common stock held by the Paula Sue Martin Jr. Revocable Trust, for which Mr. Martin is the beneficiary, 30,000 shares of common stock held by Mr. Martin's mother-in-law who resides with Mr. Martin, 10% Convertible Debentures held by Mr. Martin's individual retirement account that are convertible into 8,083 shares of common stock, 10% Convertible Debentures held by Mrs. Martin's individual retirement account that are convertible into 2,694 shares of common stock, and 10% Convertible Debentures held by Mr. Martin's mother-in-law that are convertible into 2,994 shares of common stock.

PROPOSAL 1
TO AMEND AND RESTATE THE COMPANY'S ARTICLES OF INCORPORATION, INCLUDING
AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO
250,000,000 SHARES.

On January 2, 2007, our Board of Directors adopted, subject to stockholder approval, an Amended and Restated Articles of Incorporation (the "Amended and Restated Articles"), which include an increase in the total number of authorized shares of common stock to 250,000,000 shares. The text of the Amended and Restated Articles is set forth in Appendix 1 to this proxy statement. If the proposed Amended and Restated Articles are approved by our shareholders, they would become effective upon the filing of the Amended and Restated Articles with the Secretary of State of the State of Texas, which would occur promptly after the Special Meeting. The text of the Amended and Restated Articles is subject to modification to include such changes as may be requested by the office of the Secretary of State of the State of Texas and as the Board of Directors deems necessary or advisable to effect the Amended and Restated Articles.

The additional shares of common stock for which authorization is sought herein would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

As of January 2, 2007, we had issued and outstanding 47,663,331 shares of common stock, 6,000,000 shares reserved for options, and outstanding debentures that are convertible into shares of common stock. Our board of directors believes that the increase in the authorized number of shares of common stock is important to provide enough available shares to be used in raising additional capital when needed for, among other needs, mergers and acquisitions, and other possible financings.

Purposes and Effects of the Amended and Restated Articles of Incorporation

The adoption of the Amended and Restated Articles, including the increase in authorized shares of common stock, is recommended by the Board of Directors in order to consolidate the four prior amendments to the Articles of Incorporation and to provide a sufficient reserve of the Company's common stock for general corporate purposes and growth. The Board of Directors believes that an increase in the total number of shares of authorized common stock will give the Company greater flexibility in responding quickly to advantageous business opportunities. For example, in May 2006, the Company completed its acquisition of Havoc Distribution, Inc. The Company believes that it will continue to have access to attractive acquisition opportunities, some of which could be large acquisitions. If the Company were to close one or more large acquisitions, it would probably be necessary or advantageous for the Company to use stock as an acquisition currency or as a means of raising equity capital to reduce the debt incurred to fund the acquisitions. Such additional authorized shares of common stock would be available for issuance at the discretion of the Board of Directors without further shareholder approval (subject to certain provisions of law if applicable) for use in connection with possible acquisitions, joint ventures, stock dividends, stock splits, to take advantage of future opportunities for equity financing, and for other general corporate purposes.

We have no arrangements, agreements, or understandings in place at the present time for the issuance or use of the additional shares of common stock to be authorized by the proposed Amended and Restated Articles. The Board of Directors does not intend to issue any common stock or securities convertible into common stock except on terms that the Board of Directors deems to be in best interests of the Company and its shareholders.

Although an increase in the authorized shares of common stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the Amended and Restated Articles is not in response to any effort of which we are aware to accumulate our stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and shareholders.

Required Vote

The affirmative vote of the holders of at least two-thirds of the outstanding shares of our common stock entitled to vote will be required to approve this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL AND AUTHORIZE THE BOARD TO AMEND AND RESTATE THE COMPANY'S ARTICLES OF INCORPORATION, INCLUDING AN INCREASE IN THE TOTAL AUTHORIZED SHARES OF COMMON STOCK TO 250,000,000 SHARES.

PROPOSAL 2
TO ADOPT THE 2007 STOCK INCENTIVE PLAN

On November 28, 2006, the Board of Directors approved the Company's 2007 Stock Incentive Plan (the "2007 Plan"), subject to shareholder approval. The 2007 Plan is designed to align the interests of employees, directors and other persons selected to receive awards with those of shareholders by rewarding long-term decision-making and actions for the betterment of the Company. We believe that equity-based compensation assists in the attraction and retention of qualified employees and provides them with additional incentive to devote their best efforts to pursue and sustain the Company's superior long-term performance, enhancing the value of the Company for the benefit of its shareholders.

Summary of the 2007 Stock Incentive Plan

The following paragraphs provide a summary of the principal features of the 2007 Plan and its operation. This summary is qualified in its entirety by reference to the applicable provisions of the 2007 Plan, a copy of which was attached as Exhibit 10.1 to our Current Report on Form 8-K filed on December 28, 2006.

Shares Available for Issuance

The 2007 Plan, combined with any shares of common stock granted under the Company's 2006 Stock Plan for Directors, Officers and Consultants (the "2006 Plan"), provides that no more than 6,000,000 shares of our common stock may be issued for awards, which includes common stock underlying any shares of preferred stock that may be issued under the 2007 Plan or 2006 Plan. If there is any change in the Company's common stock by reason of any stock exchange, merger, consolidation, reorganization, recapitalization, stock dividend, reclassification, split-up, combination of shares or otherwise, then the Compensation Committee shall make proportionate adjustments to the maximum number and kind of securities (i) available for issuance under the 2007 Plan; (ii) available for issuance as incentive stock options or non-qualified stock options; (iii) that may be subject to awards received by any participant; (iv) that may be subject to different types of awards; and (v) that are subject to any outstanding award; and (vi) the price of each security.

The 2007 Plan provides that shares covered by an award will not count against the shares available for issuance under the 2007 Plan until they are actually issued and delivered to a participant. If an award granted under the 2007 Plan lapses, expires, terminates or is forfeited, surrendered or canceled without having been fully exercised or without the issuance of all the shares subject to the award, the shares covered by such award will again be available for use under the 2007 Plan.

Eligibility

Awards may be made to any employee, officer, director of the Company and its related companies or other persons who provide services to the Company and its related companies.

Administration

The 2007 Plan will be administered by the Option Committee, which shall consist of the Board of Directors or a committee of the Board of Directors as it may from time to time designate.

Types of Awards

               Stock Options.  The Option Committee may grant either incentive stock options, which comply with Section 422 of the Internal Revenue Code, or nonqualified stock options, either of which may be for shares of common stock or preferred stock. The Option Committee sets option exercise prices and terms, except that the exercise price of an incentive stock option may be no less than 100% of the fair market value of the shares on the date of grant. At the time of grant, the Option Committee in its sole discretion will determine when stock options are exercisable and when they expire, except that the term of a stock option cannot exceed ten years.

               Restricted Stock Awards.  The Option Committee may grant awards of restricted stock under the 2007 Plan, which can include shares of restricted common stock or restricted preferred stock. These shares may be subject to restrictions on transferability, risk of forfeiture and other restrictions as determined by the Option Committee. As a condition to a grant of an award of restricted stock, the Option Committee may require or permit a participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional awards under the 2007 Plan. Unless otherwise determined by the Option Committee, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as Restricted Stock with respect to which such stock or other property has been distributed.

              Restricted Stock Unit Awards.  The Option Committee may grant awards of Restricted Stock Units under the 2007 Plan. A Restricted Stock Unit is a grant valued in terms of common stock or preferred stock, but common stock or preferred stock is not issued at the time of grant. After participants who receive awards of Restricted Stock Units satisfy applicable vesting requirements, the Company will distribute the shares or the cash equivalent of the number of shares used to value the Unit. If the participant does not meet the requirements prior to the end of the vesting period, the Units will be forfeited to the Company. Vesting requirements may be met by the passage of time or by either Company or individual performance. Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as determined by the Option Committee, which restrictions may lapse at the expiration of the deferral period or at other times determined by the Option Committee.

Amendment and Termination of the 2007 Plan

The Board of Directors or the Option Committee may amend, alter or discontinue the 2007 Plan, except that if any applicable statute, rule or regulation requires stockholder approval with respect to any amendment of the 2007 Plan, then to the extent so required, stockholder approval will be obtained. No amendment may impair the right of a participant under an outstanding agreement. As proposed, the 2007 Plan would terminate on November 28, 2016.

Federal Income Tax Consequences

The following is a summary of the material United States federal income tax consequences to us and to recipients of certain awards under the 2007 Plan. The summary is based on the Internal Revenue Code and the U.S. Treasury regulations promulgated thereunder in effect as of the date of this proxy statement, all of which may change with retroactive effect. The summary is not intended to be a complete analysis or discussion of all potential tax consequences that may be important to recipients of awards under the 2007 Plan.

              Nonqualified Stock Options.  A recipient will not have any income at the time a nonqualified stock option is granted, nor will the Company be entitled to a deduction at that time. When a nonqualified stock option is exercised, the recipient generally will recognize ordinary income (whether the option price is paid in cash or by surrender of shares of Company stock), in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option price.

             Incentive Stock Options.  A recipient will not have any income at the time an incentive stock option ("ISO") is granted. Furthermore, a recipient will not have regular taxable income at the time the ISO is exercised. However, the excess of the fair market value of the shares at the time of exercise over the option price will be a preference item that could create an alternative minimum tax liability for the recipient. If a recipient disposes of the shares acquired on exercise of an ISO after the later of two years after the grant of the ISO and one year after exercise of the ISO, the gain recognized by the recipient (i.e., the excess of the proceeds received over the option price), if any, will be long-term capital gain eligible for favorable tax rates under the Internal Revenue Code. Conversely, if the recipient disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition will generally be a "disqualifying disposition," and the recipient will recognize ordinary income in the year of the disqualifying disposition equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the option price and (ii) the excess of the amount received for the shares over the option price. The balance of the gain or loss, if any, will be long-term or short-term capital gain, depending on how long the shares were held.

              Restricted Stock and Restricted Stock Units.  A participant generally will not have taxable income upon grant of Restricted Stock or Restricted Stock Units. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For Restricted Stock only, a participant instead may elect to be taxed at the time of grant.

The Company generally will be entitled to a tax deduction in connection with an award under the 2007 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income, provided that the deduction is not disallowed by Section 162(m) or otherwise limited by the Internal Revenue Code.

Plan Benefits

As of the date of this proxy statement, no director, officer or employee of the Company has been granted any Options, Restricted Stock or Restricted Stock Units under the 2007 Plan and, therefore, the benefits are not determinable at this time.

Required Vote

An affirmative vote of the majority of shares represented at the Special Meeting in person or by proxy is necessary to approve this matter. Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE ADOPTION OF THE 2007 PLAN.

PROPOSAL 3.  OTHER BUSINESS

The Board of Directors is not aware of any other matters that are to be presented at the Special Meeting, and it has not been advised that any other person will present any other matters for consideration at the meeting. Nevertheless, if other matters should properly come before the Special Meeting, the shareholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment.

ADDITIONAL INFORMATION

Shareholders with questions about the Company are encouraged to contact the Company's Corporate President. However, if shareholders feel their questions have not been addressed, they may communicate with the Company's board of directors by sending their communications to an individual director(s) or to the Company's board of directors, c/o Corporate Secretary, 2544 Tarpley Rd, Suite 104, Carrollton, Texas  75006. All shareholder communications received by our Corporate Secretary in this manner will be delivered to the individual director(s) or to the Company's board of directors.

FORWARD-LOOKING STATEMENTS

This proxy statement includes "forward-looking" statements within the meaning of Section 21E of the Exchange Act. All statements other than statements of historical facts included in this proxy statement are forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct. Additional statements concerning important factors that could cause actual results to differ materially from our expectations ("Cautionary Statements") are disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, as may be amended. All written and oral forward-looking statements attributable to us or persons acting on our behalf subsequent to the date of this proxy statement are expressly qualified in their entirety by the Cautionary Statements.

*********************

By Order of the Board of Directors

/s/ CK Williams
CK Williams, CEO and President

You are cordially invited to attend the Special Meeting in person. Whether or not you plan to attend the Special Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

PROXY	PROXY

AMERICAN ENTERPRISE DEVELOPMENT CORPORATION
 For the Special Meeting of Shareholders on __________, 2007
Proxy Solicited on Behalf of the Board of Directors

               The undersigned hereby appoints CK Williams and Samuel Davis, or either of them, as proxies with full power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Special Meeting of Shareholders of American Enterprise Development Corporation (the "Company") to be held at 1:00 p.m., local time, at 2544 Tarpley Rd, Suite 104, Carrollton, Texas  75006 (Carrollton, Texas time) on __________, 2007 at the offices of the Company, or any adjournments thereof, on the following matters:

[X] Please mark votes as in this example.

1.	To approve the Company's Amended and Restated Articles of Incorporation, including an increase in the Company's authorized common stock to 250,000,000 shares;
	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
2.	To approve our 2007 Stock Incentive Plan; and
	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
	[ ] YES	[ ] NO	[ ] ABSTAIN

 (Continued and to be signed on the reverse side)

               Unless contrary instructions are given, the shares represented by this proxy will be voted in favor of Items 1, 2 and 3. This proxy is solicited on behalf of the Board of Directors of American Enterprise Development Corporation.

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW         [ ]

Dated:	____________________________________

Signature:	____________________________________

Signature:	____________________________________
Signature if held jointly

(Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed. When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well. If stock is held jointly, each joint owner must sign.)

APPENDIX 1

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
AMERICAN ENTERPRISE DEVELOPMENT CORPORATION

ARTICLE I
NAME

The name of the corporation is American Enterprise Development Corporation (the "Corporation").

ARTICLE II
DURATION

The Corporation's period of duration is perpetual.

ARTICLE III
PURPOSES

The purposes for which the Corporation is organized are to transact any and all lawful business for which corporations may be incorporated under, and exercise the powers granted by, the Texas Business Corporation Act, as the same exists or may hereafter be amended from time to time (the "TBCA"), within or without the State of Texas, and to do such things as may be incident to, and necessary or appropriate to effect, any and all of the purposes for which the Corporation is organized.

ARTICLE IV
AUTHORIZED CAPITAL STOCK

A.  Classes of Stock. The Corporation is authorized to issue three classes of stock, to be designated, respectively, "Common Stock" and "Class B non-voting Common Stock" and "Preferred Stock." The total number of shares that the Corporation is authorized to issue is Two Hundred Sixty Million (260,000,000) shares. Two Hundred and Fifty Million (250,000,000) shares shall be Common Stock, par value $0.0003 per share, Two Million (2,000,000) shares shall be Class B non-voting Common Stock (par value $0.0003) and Eight Million (8,000,000) shares shall be Preferred Stock, par value $0.0006 per share.

B.  Rights, Preferences and Restrictions of Preferred Stock. Without further stockholder approval, the Preferred Stock authorized by these Amended and Restated Articles of Incorporation may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the powers, preferences, rights and restrictions granted to or imposed upon each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. The powers, preferences, rights and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote), or senior to any of those of any present or future class or series of Preferred Stock or Common Stock. The Board of Directors is also authorized to increase or decrease the number of shares of any series prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

C.  Class A Cumulative Convertible Preferred Stock. See Exhibit A attached hereto and incorporated herein by reference.

ARTICLE V
INITIAL CONSIDERATION FOR ISSUANCE OF SHARES

The Corporation shall not commence business until it has received for the issuance of its shares consideration of the value of at least One Thousand Dollars and No Cents ($1,000.00), consisting of money, labor done or property, including leased property, actually received.

ARTICLE VI
NO PREEMPTIVE RIGHTS

No shareholder shall have a preemptive right or otherwise be entitled, as a matter of right, to subscribe for, purchase or otherwise acquire additional, unissued or treasury shares of any type or class of the Corporation, or any bonds, debentures or other securities convertible into or carrying a right to subscribe to or acquire shares, but any shares or other securities may be issued or disposed of by the board of directors to such persons and on such terms as in its discretion it deems advisable.

ARTICLE VII
BYLAW AMENDMENTS

The board of directors is expressly authorized to adopt, alter, amend or repeal the bylaws of the Corporation or to adopt new bylaws.

ARTICLE VIII
LIMITED DIRECTOR LIABILITY

A.  No director of the Corporation shall be liable to the Corporation or its shareholders for monetary damages for an act or omission (or an alleged act or omission) in a director's capacity as a director, except that this Article VIII does not eliminate or limit the liability of a director to the extent the director is found liable for: (1) a breach of a director's duty of loyalty to the Corporation or its shareholders; (2) an act or omission not in good faith which constitutes a breach of duty of the director to the Corporation, or an act or omission which involves intentional misconduct or a knowing violation of the law; (3) a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office; (4) an act or omission for which the liability of a director is expressly provided for by an applicable statute; or (5) an act related to an unlawful (i) stock repurchase or redemption, (ii) distribution or (iii) share dividend.

B  If the Texas Miscellaneous Corporation Laws Act or any other applicable law is amended or adopted to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by such law(s), as so amended or adopted. No amendment to or repeal of this Article VIII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of the director occurring prior to such amendment or repeal.

ARTICLE IX
INDEMNIFICATION

Each person who at any time is or was a director or officer of the Corporation, and who was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative (a "Proceeding," which shall include any appeal in such a Proceeding, and any inquiry or investigation that could lead to such a Proceeding), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise shall be indemnified by the Corporation to the fullest extent authorized by the TBCA, or any other applicable law as may from time to time be in effect (but, in the case of any such amendment or enactment, only to the extent that such amendment or law permits the Corporation to provide broader indemnification rights than such law prior to such amendment or enactment permitted the Corporation to provide), against judgments, penalties (including excise and similar taxes), fines, settlements and reasonable expenses (including court costs and attorneys' fees) actually incurred by such person in connection with such Proceeding. The Corporation's obligations under this Article IX include, but are not limited to, the convening of any meeting, and the consideration of any matter thereby, required by statute in order to determine the eligibility of any person for indemnification. Expenses incurred in defending a Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding to the fullest extent permitted, and only in compliance with, the TBCA or any other applicable laws as may from time to time be in effect. The Corporation's obligation to indemnify or to prepay expenses under this Article IX shall arise, and all rights granted hereunder shall vest, at the time of the occurrence of the transaction or event to which such proceeding relates, or at the time that the action or conduct to which such proceeding relates was first taken or engaged in (or omitted to be taken or engaged in), regardless of when such proceeding is first threatened, commenced or completed. Notwithstanding any other provision of these Articles of Incorporation or the bylaws of the Corporation, no action taken by the Corporation, either by amendment of these Articles of Incorporation or the bylaws of the Corporation or otherwise, shall diminish or adversely affect any rights to indemnification or prepayment of expenses granted under this Article IX, which shall have become vested as aforesaid prior to the date that such amendment or other corporate action is taken. The rights to indemnification and prepayment of expenses which are conferred to the Corporation's directors and officers by this Article IX may be conferred upon any employee or agent of the Corporation if, and to the extent, authorized by its Board of Directors.

ARTICLE X
REGISTERED OFFICE AND AGENT

The street address of the Corporation's registered office in the State of Texas is at 2544 Tarpley Rd. Suite 104, Carrollton TX 75006. The name of its registered agent at such address is C.K. Williams.

ARTICLE XI
BOARD OF DIRECTORS

The number of directors constituting the Corporation's board of directors shall be seven. The number of directors constituting each subsequent board of directors shall be fixed by, or determined in the manner provided in, the Corporation's bylaws, except that no decrease shall have the effect of shortening the term of any incumbent director. The current directors of the corporation are:

Carey Kent Williams
William Samuel Davis
William Carmichael
William Gerald Martin, Jr.
Bob Hamlin
Robert Wilson

The directors need not be residents of the State of Texas or shareholders of the Corporation.

Dated: ____________, 2007

________________________________________
C.K. Williams Chief Executive Officer and President

Exhibit "A"

UNANIMOUS CONSENT OF THE

BOARD OF DIRECTORS OF

AMERICAN ENTERPRISE DEVELOPMENT CORPORATION

The Board of Directors hereby approves the fol1owing Resolutions by Unanimous Consent.

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (the "Board of Directors" or the "Board") in accordance with the provisions of its Amended and Restated Articles of Incorporation, the Board of Directors hereby creates a Class of the Corporation's previously authorized Preferred Stock, par value $0.0006 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

Class A Cumulative Convertible Preferred Stock:

Article I. Designation and Amount

The designation of this Class, which consists of 1.000.000 shares of Class A Preferred Stock. (the "Class A Preferred Stock") and the stated value is $0.0006 per share (the "Stated Value"). The number of shares of the Class A Preferred Stock may be decreased from time to time by a resolution or resolutions of the Board of Directors; provided however, that no such amendment shal1 reduce the number of shares of the Class A Preferred Stock to a number less than the aggregate number of shares of the Class A Preferred Stock then outstanding. Notwithstanding any other provision in this Certificate of Designation, the Corporation shall not be required to issue fractional shares of Class A Preferred Stock.

Article II. Rank

All Class A Preferred Stock shall rank (i) prior to the Corporations common stock, per value $.0003 per share (the "Common Stock"), unless the holders of Class A Preferred Stock shall otherwise consent, prior to any other class or Class of the Corporation's capital stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

Article III. Dividends

A.      The holders of shares of Class A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds at the time legally available therefore, dividends, at a rate two times the dividend allotted to the common stock.

B.      A holder of shares of Class A Preferred Stock shall not be entitled to receive any dividends or other distributions with respect to any share of Class A Preferred Stock except as provided herein and shall have no right to receive preferred dividends (i) after conversion of such share or (ii) after any Mandatory Conversion Date with respect to such share.

Article IV. Liquidation Preference

A.       If the Corporation shall commence a voluntary case under the federal bankruptcy laws or any other applicable federal or state bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of substantially all of its property, or make an assignment for the benefit of its creditors, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the federal bankruptcy laws or any other applicable federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or ofsubstantia1ly all of its property, or ordering the winding up of liquidation of its affairs, and any such decree at order shall be unstayed and in effect for a period of 60 consecutive days and, on account of any such event (a "Liquidation Event"), the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, no distribution shall be made to the holders of any shares of capital stock of the Corporation (other than any class or Class of Preferred Stock that, in accordance with Article II, ranks senior to the Class A Preferred Stock) upon such liquidation, dissolution or winding up unless prior thereto, the holders of shares of Class A Preferred Stock shall have received the Liquidation Preference (as defined below) with respect to each share. If upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Class A Preferred Stock shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds legally available for distribution to the Class A Preferred. Stock shall be distributed ratably among such shares.

B.      After payment in full of the Liquidation Preference of $3 per share, the Class A Preferred Stock, holders of Class A Preferred Stock shall participate in any additional disposition upon Liquidation alongside the common shareholders as if their shares of Class A Preferred Stock had been converted prior to the event of liquidation

C.      Neither the consolidation, merger or other business combination of the Corporation with or into any other entity nor the sale, exchange or transfer of all or substantially all the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Article unless such sale, exchange or transfer is in connection with a plan of liquidation, dissolution or winding up of the Corporation.

D.       For purposes hereof, the "Liquidation Preference" means, with respect to such share of Class A Preferred Stock, an amount equal $3 per share of Class A Preferred Stock.

Article V. Redemption

The Class A Preferred Stock shall have no redemption rights.

Article VI. Conversion at Option of Holders

A.      The Class A Preferred Stock shall be convertible, in whole but not in part, into fully paid and nonassessable shares of Common Stock at any time in accordance with this Article VI. The number of shares of Common Stock deliverable upon conversion of a share of Class A Preferred Stock shall be two shares of Common Stock for each one share of Class A Preferred Stock, (the "Conversion Ratio").

B.      In case the Corporation shall (i) declare a dividend or make a distribution on the outstanding shares of its Common Stock in shares of its COlDll1on Stocks (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares, the Conversion Ratio in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision or combination shall be proportionately adjusted so that the holder of any shares of Class A Preferred Stock surrendered for conversion after such time shall be entitled to receive the aggregate number of shares of Common Stock that the holder would have owned or been entitled to receive had such shares of Class A Preferred Stock been converted immediately prior to such record date or effective date and the resulting Common Stock bad been subject to such dividend, distribution, subdivision or combination.

C.      No fractional shares of Common Stock or other securities, if any, or scrip representing fractional shares of Common Stock or other securities, if any, shall be issued upon the conversion of any share or shares of Class A Preferred Stock. If the conversion of a share or shares of Class A Preferred Stock results in a fraction of Common Stock, or other securities, such fractional shares shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher number of such shares.

D.      The Corporation at all times that any shares of Class A Preferred Stock are outstanding shall reserve a number of shares of authorized but unissued Common Stock sufficient to provide for the conversion of the Class A Preferred Stock. If the Corporation shall issue any securities or make any change in its capital structure that would change the number of shares of Common Stock into which each share of Class A Preferred Stock shall be convertible at the then current Conversion Ratio, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved for conversion of the outstanding Class A Preferred Stock.

E.      In case of (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from, par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation or merger of the Corporation with any other corporation (other than a merger in which the Corporation is the surviving or continuing corporation and its outstanding capital stock is unchanged), (iii) any sale or transfer of all or substantially all of the assets of the Corporation or (iv) any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Corporation shall in each such case make appropriate provision or cause appropriate provision to be made so that the holders of shares of Class A Preferred Stock then outstanding shall have the right thereafter to convert each such share of Class A Preferred Stock into the kind and amount of other securities and property receivable upon such reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which each such share of Class A Preferred Stock might have been convened immediately prior to such reclassification, consolidation, merger, transfer or sale exchange. To the extent that as a resu1t of any such reclassification, consolidation, merger, sale, transfer or share exchange the Class A Preferred Stock becomes convertible into a new common stock of the Corporation or the common stock of any other corporation involved in a merger with the Corporation, the Corporation shall make appropriate provision or cause appropriate provision to be made so that the Conversion Ratio with respect to such new common stock shall be subject to further adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in this Article VI. If in connection with any such reclassification, consolidation, merger, sale, transfer or share exchange, each holder of shares of Common Stock is entitled to elect to receive alternative forms of consideration upon completion of such transaction, the Corporation shall provide or cause to be provided to each holder of Class A Preferred Stock upon conversion thereof the shares of capital stock or other securities or property receivable by a holder of Common Stock who failed to make an election with respect to the form of consideration receivable in such transaction.

F.      Upon the occurrence of each adjustment or readjustment of the Conversion Ratio pursuant to this Article VI, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Class A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in reasonable detail the basis therefor. The Corporation shall, upon the written request at any time of any bolder of Class A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Ratio at me time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property that at the time would be received upon conversion of a share of Class A Preferred Stock.

Article VII. Conversion at the Option of the Corporation

In the event (i) the Common Stock is traded on a securi1ics exchange, over-the-counter market or other public trading system or exchange and (ii) the Common Stock issuable upon conversion of the then outstanding shares of Class A preferred Stock trades at a closing price of $5 per share or higher for any 20 out of 25 consecutive trading days, then the Company may give notice of forced conversion and 30 days from the date of notice all Class A Preferred Stock shall be automatically converted into common stock at the then existent conversion ratio. If' not previously converted at the option of the holder or the Company, each share of Preferred Stock will automatically convert to Common Stock on the fifth anniversary of the Closing. The Corporation shall cause to be mailed to all holders of Class A Preferred Stock at their last address reflected on the Corporation's books and records a notice notifying such holders that the Corporation has exercised its conversion right pursuant to this Article VII (a "Conversion Notice"). The number of shares of Common Stock issuable upon conversion of the Class A Preferred Stock shall be as set forth in Article VI.

Article VIII. Voting Rights

In addition to any voting rights provided by law, the holders of shares of Class A Preferred Stock shall have the following rights:

A.       So long as the Class A Preferred Stock is outstanding, each share of Class A Preferred Stock shall entitle the holder thereof to hold two votes on all matters voted on by holders of the capital stock of the Corporation into which such share of Class A Preferred Stock is convertible, voting together as a single class with the other shares entitled to vote, at all meetings of the stockholders of the Corporation.

B.       The affirmative vote of the holders of a majority of the voting power represented by the outstanding shares of Class A Preferred Stock., voting separately as a single class, shall be necessary to (i) authorize, adopt or approve an amendment to the Amended and Restated Articles of Incorporation of the Corporation that would either (A) increase or decrease the aggregate number or par value of authorized shares of Class A Preferred. Stock, (B) alter or change the powers, preferences or special rights of any shares of capital stock so as to affect the shares of Class A Preferred Stock adversely or (C) increase the number of authorized shares of capital stock of the Corporation or (ii) issue any shares of capital stock of the Corporation that are senior to the Class A Preferred Stock.

(i) At each meeting of stockholders at which the holders of shares of Class A Preferred Stock shall have the right, voting separately as a single class, to take any action, the presence in person or by proxy of the holders of record of one-third of the voting power represented by the total number of shares of Class A Preferred Stock voting separately as a single class then outstanding and entitled to vote on the matter shall constitute a quorum. At any such meeting or at any adjournment thereof;

(ii) the absence of a quorum of the holders of Class A Preferred Stock shall not prevent the election of directors, and the absence of a quorum of the holders of shares of any other class or Class of Capital stock shall not prevent the taking of any action pursuant to this Article VIII; and

(iii) in "he absence of a quorum of the holders of Class A Preferred Stock, the holders of a majority of the voting power represented by such stock present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of Class A Preferred Stock from time to time and without notice other than announcement at the meeting until a quorum shall be present.

C.      Unless as Otherwise required by law, the holders of shares of Class A Preferred Stock shall have no voting rights except as set forth in this Article VIII.